Supplemental Agreement No. 34

to

Purchase Agreement No. 1977

between

The Boeing Company

and

American Airlines, Inc.

Relating to Boeing Model 737-800 Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of July 21, 2010, (Supplemental Agreement Number 34) by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington, (Boeing) and AMERICAN AIRLINES, INC., a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);

WHEREAS, Boeing and Customer entered into Purchase Agreement No. 1977 dated October 31, 1997, relating to Boeing Model 737-823 aircraft, as amended and supplemented (the Purchase Agreement).  Capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;

WHEREAS, pursuant to Letter Agreement No. 6-1162-AKP-075 titled Aircraft Purchase Rights and Substitution Rights (the “Rights Letter”), Boeing and Customer have agreed to, among other things, the treatment of aircraft Purchase Rights;

WHEREAS, pursuant to Purchase Agreement No. 1977 Supplement Agreement No. 19 (“SA 19”), Boeing and Customer have agreed to, among other things, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

WHEREAS, pursuant to Letter Agreement No. 6-1162-LAJ-936 titled Special Matters for Model 737, 757, 767 and 777 Aircraft (“Special Matters Letter”), Boeing and Customer have agreed to, among other things, treatment of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

P.A. No. 1977                                                           SA-34
AAL
BOEING PROPRIETARY

WHEREAS, Customer and Boeing desire to amend the Purchase Agreement to reflect the following:

1)
Boeing [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and Customer exercises the aforementioned aircraft, which were not previously exercised by Customer on their respective MADP Exercise Date of [CONFIDENTIAL PORTION AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; and

2)	Customer exercises the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT A REQUEST FOR CONFIDENTIAL TREATMENT]; and

3)	Customer [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT A REQUEST FOR CONFIDENTIAL TREATMENT]; and

4)	Customer exercises the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT A REQUEST FOR CONFIDENTIAL TREATMENT]; and

5)	Customer [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT A REQUEST FOR CONFIDENTIAL TREATMENT]; and

6)
A [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT A REQUEST FOR CONFIDENTIAL TREATMENT], which Customer subsequently exercises in accordance with the terms and conditions for such Rights Aircraft as set forth in the Rights Letter; and

7)
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT A REQUEST FOR CONFIDENTIAL TREATMENT], as more specifically provided for in Letter Agreement No. AAL-PA-1977-LA-01073 entitled [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT A REQUEST FOR CONFIDENTIAL TREATMENT] and Permitted Transactions 3 (LA-01073).

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1.
The Table of Contents is removed in its entirety and replaced with the new Table of Contents, attached hereto, to add Table 1E entitled Aircraft Delivery, Description, Price, and Advance Payments – SA-34 Exercised Aircraft and Letter Agreement No. AAL-PA-1977-LA-01073 entitled Advance Payments and Permitted Transactions 3 and set forth the appropriate SA-34 references;

2.
Table 1E entitled Aircraft Delivery, Description, Price, and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]– SA-34 Exercised Aircraft is added to set forth the Rights Aircraft being exercised via this Supplemental Agreement;

3.
Supplemental Exhibit BFE1 entitled Buyer Furnished Equipment Variables is removed in its entirety and replaced with a new BFE1, which sets forth the appropriate preliminary on-dock dates for the Rights Aircraft being exercised via this Supplemental Agreement;

4.
Attachment B to Letter Agreement No. 6-1162-AKP-075 entitled Aircraft Purchase Rights and Substitution Rights is removed in its entirety and replaced with a new Attachment B, which reflects, among other things, the MADP, which are being exercised via this Supplemental Agreement;

5.
Attachment C to Letter Agreement No. 6-1162-AKP-075 entitled Aircraft Purchase Rights and Substitution Rights is removed in its entirety and replaced with a new Attachment C, which reflects, among other things, the QADP, which are being exercised and declined via this Supplemental Agreement;

6.
LA-01073 entitled Advance Payments and Permitted Transactions 3, attached hereto [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] being exercised via this Supplemental Agreement and the aforementioned letter agreement is hereby made part of the Purchase Agreement;

7.	Upon execution of this Supplemental Agreement No. 34, [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

P.A. No. 1977                                                           SA-34
AAL
BOEING PROPRIETARY

The Purchase Agreement will be deemed to be amended to the extent provided herein and as so amended will continue in full force and effect.  In the event of any inconsistency between the above provisions and the provisions contained in the referenced exhibits to this Supplemental Agreement, the terms of the exhibits will control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY                                                   AMERICAN AIRLINES, INC.

By:                 By:

Its:    Attorney-In-Fact                                                           Its:

P.A. No. 1977                                                           SA-34
AAL
BOEING PROPRIETARY